Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Company’s provision for income taxes consists of the following:

	Year Ended December 31,
	2018	2017	2016
	(in millions)
Current:
United States	$(4.1)	$(3.0)	$—
State and local	0.2	0.3	0.4
Foreign	29.9	26.0	22.8
Total current	26.0	23.3	23.2
Deferred:
United States	(3.5)	(10.9)	0.5
State and local	(0.3)	0.1	(0.1)
Foreign	(3.7)	2.4	(9.0)
Total deferred	(7.5)	(8.4)	(8.6)
Total income tax expense	$18.5	$14.9	$14.6

The following sets forth the amount of earnings (loss) before income taxes:

	Year Ended December 31,
	2018	2017	2016
	(in millions)
Earnings (loss) before income taxes:
United States	$(32.4)	$(70.0)	$(28.4)
Rest of the world	97.5	92.7	80.0
	$65.1	$22.7	$51.6

The Company’s effective income tax rate differs from the amount calculated using the statutory U.S. federal income tax rate, principally due to the following:

	Year Ended December 31,
	2018	2017	2016
	(in millions)
Income tax expense computed at U.S. federal statutory rate	$13.7	$7.9	$18.0
Foreign withholding tax	5.4	8.3	3.9
State and local income taxes, net of federal benefit	(0.3)	0.2	0.2
Foreign tax differential	1.9	(11.3)	(8.6)
Change in tax rates	0.2	(4.6)	(1.9)
Change in valuation allowances	(5.7)	11.5	(2.1)
Uncertain tax positions	0.8	0.2	0.7
Intra-period tax allocation	(2.2)	(3.1)	—
Dividend elimination, subpart F and special charges	6.3	0.4	3.1
Other permanent differences	(0.6)	(0.6)	1.5
Tax credits	(1.2)	(2.5)	(2.1)
Adjust deferred taxes	0.1	0.5	0.2
Share-based compensation	(0.1)	(0.1)	0.9
Deferred transition tax	—	6.5	—
Other	0.2	1.6	0.8
Income tax expense	$18.5	$14.9	$14.6

The Company’s effective tax rate can vary significantly from the U.S. federal statutory rate primarily due to the level and mix of income among domestic and foreign jurisdictions and the creation and release of valuation allowances. During the year ended December 31, 2018, the effective tax rate varied from the U.S. federal statutory rate as the Company made a policy election to utilize existing indefinite-lived deferred tax liabilities as a source of income for indefinite-lived deferred tax assets related to net operating losses and deferred interest deductions resulting from the Tax Cuts and Jobs Act of 2017 (the "Tax Act"). In conjunction with this election, the Company reversed $6.4 million in valuation allowances previously recorded against the deferred tax assets. In 2017, the effective tax rate varied from the U.S. federal statutory rate due to a net $8.9 million benefit resulting from the enactment of the Tax Act. In 2016, the effective tax rate varied from the U.S. federal statutory rate due to a benefit of $1.9 million related to a three-year reduced statutory tax rate at one of the Company’s non-U.S. subsidiaries. The reduction in the statutory rate is effective through December 31, 2018 and is expected to be renewed for a successive three-year period, although there can be no guarantees that the tax authority will accept the Company’s application.
Significant components of net deferred tax assets and liabilities are as follows:

	December 31,
	2018	2017
	(in millions)
Deferred tax assets:
Net operating loss and other deferred carryforwards	$69.6	$77.5
Tax credit carryforwards	7.9	15.9
Inventories	6.4	6.3
Employee benefits	10.9	12.0
Accrued liabilities and other	11.2	6.2
Total deferred tax assets	106.0	117.9
Less valuation allowances	(61.0)	(76.5)
Deferred tax assets, net of valuation allowances	45.0	41.4
Deferred tax liabilities:
Goodwill and other intangible assets	62.8	68.1
Property and equipment	11.8	10.3
Withholdings taxes / undistributed non-U.S. earnings	7.8	8.4
Total deferred tax liabilities	82.4	86.8
Net deferred tax liabilities	$(37.4)	$(45.4)

Deferred income taxes reflect the net effects of temporary differences between the carrying values of assets and liabilities and the tax basis of the assets and liabilities. In jurisdictions for which the Company has net deferred tax assets, these amounts are recorded in other noncurrent assets in the Consolidated Balance Sheets.
At December 31, 2018, the Company had non-U.S. net operating loss carryforwards, principally in The Netherlands, Germany, and Belgium, totaling $151.3 million, $23.5 million of which will expire between 2020 and 2038. The remaining $127.8 million of non-U.S. net operating losses existing at December 31, 2018 have an indefinite carryforward period. In 2018, the Company utilized $2.6 million of prior non-U.S. net operating loss carryforwards from 2017 and earlier to reduce cash taxes by $0.7 million.
At December 31, 2018, the Company had estimated U.S. net operating loss carryforwards totaling $107.3 million, which are scheduled to expire beginning in 2029. As of December 31, 2018, the Company has determined that it has experienced multiple ownership changes under Internal Revenue Code Section 382 in prior years. During the year ended December 31, 2018, the Company completed a formal study and determined the usage of the Company's U.S. net operating losses are limited due to ownership changes that occurred in 2015 and 2017. The annual limitation did not increase U.S. cash taxes or income tax expense for the year ended December 31, 2018. In 2018, the Company utilized $14.9 million of U.S. net operating loss carryforwards from 2017 and earlier to reduce cash taxes by $3.1 million.
At December 31, 2018, the Company had tax credit carryovers, principally in the U.S. and Canada, totaling $7.9 million, $4.6 million of which will expire between 2019 and 2037. The remaining $3.3 million of tax credit carryovers have an unlimited life.
During the year ended December 31, 2016, as a result of changing the ownership structure of the Company's German subsidiaries, the Company could elect to file a consolidated German tax return. This tax planning strategy, which had not been previously available until the fourth quarter of 2016 and was subsequently made during the year ended December 31, 2017, provides significant positive evidence for the future utilization of the deferred tax assets of the newly formed consolidated group. As a result, the Company recognized an $8.5 million income tax benefit in the fourth quarter of 2016 related to the reversal of valuation allowances previously recorded against the deferred tax assets of one member of the group.
Tax Cuts and Jobs Act of 2017
On December 22, 2017, the Tax Act was signed into law and it institutes fundamental changes to the taxation of multinational corporations. The Tax Act reduces the corporate tax rate to 21%, repeals the alternative minimum tax, limits the interest deduction, enhances the expensing of capital investments, implements a dividend exemption system, eliminates the deferral of foreign earnings, provides a minimum tax on low-taxed foreign earnings and new measures to deter base erosion. As part of the transition to the new tax system, the Tax Act imposes a one-time transition tax on historical undistributed earnings of foreign affiliates through the year ended December 31, 2017. SEC Staff Accounting Bulletin No. 118, issued in late December 2017, provides that the Company has one year to complete the accounting for the impact of the Tax Act and as of December 31, 2017 the Company has recorded a provisional estimate. Although the Tax Act is generally effective January 1, 2018, the Company is required to calculate the effects of changes in tax rates and laws on deferred tax balances in 2017, the period in which the legislation was enacted. During the year ended December 31, 2018, the Company completed its determination of the accounting implications of the Tax Act on its tax balances. Changes to the estimated provisional effects of the Tax Act in the Consolidated Financial Statements as of December 31, 2017 are detailed below.

Corporate Tax Rate Change - For the year ended December 31, 2017, the Company recorded an income tax benefit of $4.6 million due to the decrease in the corporate tax rate from 35% to 21%. The income tax benefit resulted from reducing net deferred tax liabilities to the new lower rate. There was no impact on the Consolidated Financial Statements as a result of revaluing the Company’s U.S. deferred tax assets as the income tax expense was offset by an income tax benefit for revaluing the associated valuation allowances.
Elimination of Alternative Minimum Tax ("AMT") - For the year ended December 31, 2017, the Company recorded an income tax benefit of $6.7 million due to the elimination of the AMT. The Company reversed valuation allowances recorded against its AMT credit carryovers as provided in the rate reconciliation above. The Company expects to receive $3.2 million in refunds of AMT credit carryovers during 2019 with an additional $3.2 million in refunds to be received between 2020 and 2022.
Mandatory Transition Tax - For the year ended December 31, 2017, the Company recorded a provisional transition tax of $6.5 million. For the year ended December 31, 2018, the Company recognized an additional transition tax of $4.0 million. The Company utilized existing U.S. net operating loss carryovers in lieu of paying the transition tax over the next eight years. The additional transition tax had no impact on the Consolidated Financial Statements as the income tax expense of utilizing U.S. net operating losses was offset by the release of related valuation allowances.
Global Intangible Low-Taxed Income ("GILTI") - The GILTI provisions of the Tax Act also require the Company to include in its U.S. income tax return foreign subsidiary earnings in excess of an allowable return on the foreign subsidiary’s tangible assets. The Company expects that it will have incremental U.S. taxable income as a result of the GILTI provisions beginning in 2018. The FASB states that an entity can make an accounting policy election to either recognize deferred taxes for temporary basis differences expected to reverse as GILTI in future years or provide for the tax expense related to GILTI in the year the tax is incurred. The Company has elected to recognize tax expense related to GILTI in the period incurred. For the year ended December 31, 2018, the Company recognized $23.4 million in GILTI income in determining its estimated U.S. taxable income. The recognition of this GILTI income during the year ended December 31, 2018 had no impact on the Consolidated Financial Statements as the income tax expense of utilizing U.S. net operating losses was offset by the release of related valuation allowances. The FASB states that an entity can make an accounting policy election to either recognize deferred taxes for temporary basis differences expected to reverse as GILTI in future years or provide for the tax expense related to GILTI in the year the tax is incurred. The Company elects to recognize tax expense related to GILTI in the year it is incurred.
Undistributed Foreign Earnings - For the year ended December 31, 2017, the Company recorded a provisional charge of $2.4 million related to additional foreign withholding taxes on potential repatriations of historical foreign earnings. As a result of an updated analysis of future cash needs in the U.S. and opportunities for investment outside the U.S., the Company asserts that all foreign earnings will be indefinitely reinvested with the exception of certain foreign investments in which earnings and cash generation are in excess of local needs. With passage of the Tax Act, the Company's deferral of recognition of its previously earned foreign earnings ceased. Deferred tax liabilities recorded represent withholding taxes on accumulated foreign earnings for which the Company does not intend to permanently invest. The Company will continue to monitor its assertion related to investment of foreign earnings.
As of December 31, 2018, the Company has provided $7.8 million of deferred tax liabilities for withholding taxes on planned repatriations of foreign earnings.
Uncertain Tax Positions
The Company recorded a liability of $14.2 million and $11.0 million for uncertain tax positions as of December 31, 2018 and 2017, respectively, of which, $9.5 million and $9.7 million would impact the effective tax rate, net of valuation allowance, respectively. In the fourth quarter of 2018, the Company recorded an uncertain tax position of $3.4 million related to the Tax Act. There was no impact to the Company's Consolidated Financial Statements as the expense for the decrease in the U.S. net operating loss was offset by a corresponding decrease in the related valuation allowance. In July 2017, the Company received approval for a tax-neutral amalgamation of two of its subsidiaries in India, effective March 1, 2017. The Company’s position is that the amalgamation resulted in approximately $21.7 million of tax basis in goodwill which is amortizable for Indian statutory purposes. The Company has recorded an uncertain tax position of $7.1 million and $7.5 million for the Indian income tax effects of this position as it does not meet the more-likely-than-not recognition threshold under U.S. GAAP as of December 31, 2018 and 2017, respectively. The statute of limitations for tax positions in India is seven years.
From a combination of statute expirations and audit settlements in the next twelve months, the Company expects a $0.8 million decrease in the amount of unrecognized tax benefits. For the remaining balance as of December 31, 2018, it is reasonably possible there could be material changes to the amount of uncertain tax positions due to activities of the taxing authorities, settlement of audit issues and reassessment of existing uncertain tax positions. However, the Company is not able to estimate the impact of these items at this time.
During the year ended December 31, 2016, an agreement was reached with the tax authority in one of the Company's foreign jurisdictions. Based upon the settlement, the Company concluded that a previously unrecognized tax benefit met the effective settlement criteria within ASC 740. This settlement resulted in a $15.7 million reduction of the Company's unrecognized tax benefits and corresponding deferred tax assets during the third quarter of 2016; thus, the settlement had no impact on the Company's Consolidated Statements of Operations.
The Company’s policy is to recognize interest and penalties associated with unrecognized tax benefits within income tax expense within the Consolidated Statements of Operations. The Company recognized a $0.3 million liability for interest and penalties as of December 31, 2018. The Company had no liability recognized for interest and penalties at December 31, 2017.
The reconciliation of the beginning and ending total amounts of unrecognized tax benefits (exclusive of interest and penalties) is as follows:

	Year Ended December 31,
	2018	2017	2016
	(in millions)
Balance as of beginning of year	$11.0	$3.2	$18.1
Additions for tax positions of prior years	2.6	—	—
Additions for tax positions of current year	0.6	7.9	0.8
Reductions due to lapse of statutes and settlements	—	(0.1)	(15.7)
Balance as of the end of year	$14.2	$11.0	$3.2

The following tax years remain subject to examinations by major tax jurisdictions:

Tax Years
Tax Jurisdiction:
United States	2015 - current
Germany	2012 - current
China	2015 - current
The Netherlands	2015 - current
Canada	2014 - current
India	2015 - current